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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) JUNE 15, 2000.


                              Mid-State Trust VIII
    (Issuer in respect of the Mid-State Trust VIII 7.791% Asset-Backed Bonds)
             (Exact name of registrant as specified in its charter)


           Delaware                  333-58995                   59-0945134
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)

         c/o First Union National Bank, 401 S. Tryon Street, 12th Floor,
                            Charlotte, NC 28288-1179
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568


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         (Former name or former address, if changed since last report.)


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Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the JUNE 15, 2000 payment to the Mid-State Trust VIII Asset-Backed Bonds

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of the Mid-State Trust VIII Asset-Backed Bonds relating to the JUNE 15, 2000 Payment Date.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Mid-State Trust VIII Asset-Backed Bonds by the undersigned thereunto duly authorized.



Dated:  JULY 31, 2000              By: First Union National Bank, as
                                       Indenture Trustee and on behalf of
                                       Mid-State Trust VIII Asset-Backed Bonds

                                       BY:       Robert Ashbaugh
                                                 ---------------
                                                 Vice President



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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of Mid-State Trust VIII Asset-Backed Bonds relating to the JUNE 15, 2000 Payment Date.





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